Anchor BanCorp Wisconsin Announces Second Quarter Earnings

MADISON, WI -- 11/07/2005 -- Anchor BanCorp Wisconsin Inc. (NASDAQ: ABCW) announced net income of $10.8 million for the quarter ended September 30, 2005, which compares to net income of $10.6 million for the quarter ended September 30, 2004. Net income for the six-month period ended September 30, 2005 was $22.3 million, which compares to $20.8 million for the six-month period ended September 30, 2004. Net interest income increased to $33.4 million from $29.6 million for the quarter ended September 30, 2005 and increased to $65.6 million from $57.8 million for the six-month period ended September 30, 2005.

The interest rate spread increased to 3.29 percent for the quarter ended September 30, 2005, from 3.13 percent for the same period in the prior year. For the six month period ended September 30, 2005, the interest rate spread increased to 3.24 percent as compared to 3.09 percent for the same period a year ago. For the quarter ended September 30, 2005, the net interest margin increased to 3.40 percent from 3.25 percent for the same period a year ago. For the six month period ended September 30, 2005, the net interest margin increased to 3.36 percent from 3.19 percent for the same period a year ago.

"I am pleased that our interest margin has held up in the face of rising interest rates and intense competition," said Douglas J. Timmerman, President and CEO. "At the same time, we've seen excellent growth in our deposits and a robust demand for loans in our market areas, which continue to experience positive economic growth."

Total deposits grew 13.1% from $2.7 billion to $3.0 billion. Total assets grew 7.5% from $3.9 billion to $4.2 billion from the period ended September 30, 2004. Loans held for investment grew 7.3%, increasing from $3.2 billion to $3.5 billion from the period ended September 30, 2004.

For the quarter ended September 30, 2005, diluted earnings per share were $.48 as compared to $.46 for the quarter ended September 30, 2004. For the six month period ended September 30, 2005, diluted earnings per share were $1.00 as compared to $.90 for the six month period ended September 30, 2004. Book value per share increased from $13.55 to $14.28 over the same period.

During the quarter ended September 30, 2005, 260,200 shares were purchased under a previously authorized repurchase program. Effective November 7, the Board of Directors extended the current share repurchase program and authorized an additional share repurchase program of 5% or approximately 1.10 million shares of its outstanding common stock in the open market. The repurchases are authorized to be made from time to time in open-market and/or negotiated transactions as, in the opinion of management, market conditions may warrant.

The Board was also notified that on October 31, 2005, the Office of Thrift Supervision (OTS) terminated the cease and desist order previously issued to AnchorBank, fsb, the wholly owned banking subsidiary of Anchor BanCorp Wisconsin Inc. The cease and desist order was issued by the OTS in September 2004, in connection with alleged violations of the Bank Secrecy Act (BSA). The OTS terminated the cease and desist order as a result of the remedial actions taken by AnchorBank.

Anchor BanCorp's stock is traded under the NASDAQ symbol ABCW. AnchorBank fsb, the wholly owned subsidiary, has 58 full service offices and two loan origination offices. All are located in Wisconsin.

For more information, contact Michael W. Helser, CFO at (608) 252-1810 or Douglas J. Timmerman, President, at (608) 252-8782.

This news release contains certain forward-looking statements with respect to the financial condition, results of operations and business of Anchor BanCorp. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include changes in general economic conditions, deposit flows, loan demand, asset quality, competition, legislation or regulation and accounting principles, policies or guidelines affecting reports filed with the Securities and Exchange Commission for financial and business information regarding Anchor BanCorp, including information which could affect Anchor BanCorp's forward-looking statements.

                       ANCHOR BANCORP WISCONSIN INC.
                           FINANCIAL HIGHLIGHTS
            (Dollars in thousands - except per share amounts)
                              (Unaudited)

                              Three Months Ended       Six Months Ended
                                 September 30,           September 30,
                            ----------  ----------  ----------  ----------
                               2005        2004        2005        2004
                                      (As Restated)           (As Restated)
                            ----------  ----------  ----------  ----------
Operations Data:
   Net interest income      $   33,428  $   29,615  $   65,573  $   57,821
   Provision for loan losses     1,485         300       1,750         750
   Net gain (loss) on sale
    of loans                     1,193       1,043       1,316        (121)
   Real estate investment
    partnership revenue         11,559      15,143      23,072      38,879
   Other non-interest income     7,090       6,469      14,233      13,530
   Real estate investment
    partnership cost of
    sales                       10,780      11,067      19,191      30,778
   Other non-interest expense   22,536      21,933      44,165      42,649
   Minority interest in
    income of real estate
    partnership operations         102       1,359       1,391       2,942
   Income before income taxes   18,367      17,611      37,697      32,990
   Income taxes                  7,589       7,006      15,359      12,166
   Net income                   10,778      10,605      22,338      20,824

Selected Financial
 Ratios (1):
   Yield on earning assets        5.97%       5.35%       5.85%       5.29%
   Cost of funds                  2.68        2.22        2.61        2.20
   Interest rate spread           3.29        3.13        3.24        3.09
   Net interest margin            3.40        3.25        3.36        3.19
   Return on average assets       1.04        1.11        1.09        1.09
   Return on average equity      13.62       13.78       14.16       13.68
   Average equity to average
    assets                        7.66        8.09        7.70        7.98
   Non-interest expense to
    average assets                3.22        3.47        3.09        3.85

Per Share:
   Basic earnings per share $     0.49  $     0.47  $     1.02  $     0.92
   Diluted earnings per
    share                         0.48        0.46        1.00        0.90
   Dividends per share            0.16        0.13        0.30        0.24
   Book value per share          14.28       13.55       14.28       13.55

                                 September 30,                    Percent
                               2005        2004                   Change
                                      (As Restated)
                            ----------  ----------              ----------
Financial Condition:
   Total assets             $4,204,470  $3,909,961                     7.5%
   Loans receivable, net
      Held for sale              6,957       7,057                    (1.4)
      Held for investment    3,466,265   3,231,826                     7.3
   Investment securities
    available for sale, at
    fair value                  45,904      58,654                   (21.7)
   Mortgage-related
    securities available for
    sale, at fair value        270,536     207,762                    30.2
   Mortgage-related
    securities held to
    maturity, at amortized
    cost                         1,242       3,168                   (60.8)
   Deposits                  3,032,976   2,681,757                    13.1
   Borrowings                  794,044     846,139                    (6.2)
   Stockholders' equity        315,349     312,063                     1.1
   Allowance for loan losses    22,582      28,213                   (20.0)
   Non-performing assets        16,201      21,187                   (23.5)

(1) Annualized when appropriate.

                   ANCHOR BANCORP WISCONSIN INC.
           CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                              (Unaudited)
                                              September 30,       March 31,
                                                   2005              2005
                                                   ----              ----
                                                      (In Thousands)

Assets
 Cash and cash equivalents                    $   201,551      $   166,436
 Investment securities available for
  sale, at fair value                              45,904           52,055
 Mortgage-related securities available
  for sale, at fair value                         270,536          202,250
 Mortgage-related securities held to
  maturity, at amortized cost                       1,242            1,502
 Loans receivable, net
  Held for sale                                     6,957            4,361
  Held for investment                           3,466,265        3,414,608
 Foreclosed properties and repossessed
  assets, net                                       2,173            1,458
 Real estate held for development and sale         50,447           48,949
 Office properties and equipment                   29,672           30,495
 Other assets                                     129,723          128,342
                                              -----------      -----------
   Total assets                               $ 4,204,470      $ 4,050,456
                                              ===========      ===========

Liabilities and Stockholders' Equity
 Deposits                                     $ 3,032,976      $ 2,873,533
 Borrowings                                       794,044          793,609
 Other liabilities                                 54,950           62,834
                                              -----------      -----------
   Total liabilities                            3,881,970        3,729,976
                                              -----------      -----------

 Minority interest in real estate
  partnerships                                      7,151            9,802
                                              -----------      -----------

 Preferred stock, $.10 par value,
   5,000,000 shares authorized, none outstanding        -                -
 Common stock, $.10 par value, 100,000,000 shares
   authorized, 25,363,339 shares issued             2,536            2,536
 Additional paid-in capital                        70,471           68,627
 Retained earnings, substantially restricted      325,736          315,077
 Accumulated other comprehensive income (loss)       (402)            (708)
 Treasury stock (3,282,845 shares and
  3,043,826 shares,respectively), at cost         (75,390)         (68,441)
 Unearned deferred compensation                    (7,602)          (6,413)
                                              -----------      -----------
   Total stockholders' equity                     315,349          310,678
                                              -----------      -----------
   Total liabilities, minority interest and
    stockholders' equity                      $ 4,204,470      $ 4,050,456
                                              ===========      ===========

                        ANCHOR BANCORP WISCONSIN INC.
                      CONSOLIDATED STATEMENTS OF INCOME
                                (Unaudited)

                            Three Months Ended       Six Months Ended
                               September 30,           September 30,
                             2005        2004        2005        2004

                                     (As Restated)           (As Restated)
                           ---------   ---------   ---------   ---------
                             (In Thousands - except per share amounts)

Interest income:
  Loans                    $  53,525   $  45,153   $ 104,750   $  88,242
  Mortgage-related
   securities                  3,133       2,075       5,676       4,263
  Investment securities          886       1,146       1,903       2,679
  Interest-bearing
   deposits                    1,118         415       1,899         642
                           ---------   ---------   ---------   ---------
    Total interest income     58,662      48,789     114,228      95,826
Interest expense:
  Deposits                    18,116      12,028      34,588      23,845
  Notes payable and other
   borrowings                  7,118       7,146      14,067      14,160
                           ---------   ---------   ---------   ---------
    Total interest expense    25,234      19,174      48,655      38,005
                           ---------   ---------   ---------   ---------
    Net interest income       33,428      29,615      65,573      57,821
Provision for loan losses      1,485         300       1,750         750
                           ---------   ---------   ---------   ---------
    Net interest income
     after provision for
     loan losses              31,943      29,315      63,823      57,071
Non-interest income:
Real estate investment
 partnership revenue          11,559      15,143      23,072      38,879
Loan servicing income          1,090       1,080       2,401       2,014
Credit enhancement
 derivative income
 (includes interest
 income of $68 and $57,
 respectively, for the
 three-month period and
 $130 and $113,
 respectively, for the
 six-month period)               406         380         802         758
Service charges on deposits    2,357       2,205       4,729       4,400
Insurance commissions            621         611       1,308       1,245
Net gain (loss) on sale
 of loans                      1,193       1,043       1,316        (121)
Net gain on sale of
 investments and mortgage-
 related securities              267         529         274       1,397
Other revenue from real
 estate operations               698         881       1,913       2,019
Other                          1,651         783       2,806       1,697
                           ---------   ---------   ---------   ---------
    Total non-interest
     income                   19,842      22,655      38,621      52,288
Non-interest expense:
  Compensation                11,298      10,869      22,170      20,737
  Real estate investment
   partnership cost of
   sales                      10,780      11,067      19,191      30,778
  Occupancy                    1,748       1,601       3,324       3,305
  Furniture and equipment      1,619       1,603       3,186       2,986
  Data processing              1,369       1,168       2,650       2,444
  Marketing                    1,091       1,009       2,186       2,016
  Other expenses from real
   estate partnership
   operations                  2,205       2,569       4,254       5,391
  Other                        3,206       3,114       6,395       5,770
                           ---------   ---------   ---------   ---------
    Total non-interest
     expense                  33,316      33,000      63,356      73,427
                           ---------   ---------   ---------   ---------
  Minority interest in
   income of real estate
   partnership operations        102       1,359       1,391       2,942
                           ---------   ---------   ---------   ---------
    Income before income
     taxes                    18,367      17,611      37,697      32,990
Income taxes                   7,589       7,006      15,359      12,166
                           ---------   ---------   ---------   ---------
    Net income             $  10,778   $  10,605   $  22,338   $  20,824
                           =========   =========   =========   =========

Earnings per share:
Basic                      $    0.49   $    0.47   $    1.02   $    0.92
Diluted                         0.48        0.46        1.00        0.90

Contact:

Michael W. Helser
CFO
(608) 252-1810

Douglas J. Timmerman
President
(608) 252-8782